South Jersey Industries American Gas Association Financial Forum May 21-22, 2017

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements 2

3 South Jersey Gas SJI Midstream South Jersey Energy Solutions Regulated Natural Gas Distribution Company FERC-Regulated Gas Pipelines/Projects SJ Energy Services SJ Energy Group • Energy production portfolio (solar, CHP, landfill gas to electric) • Fuel supply management services • Wholesale and retail natural gas and electric commodity marketing 2016 Economic Earnings = $69.0 million (1) 2016 Economic Earnings = $34.2 million (1) Regulated Non-Utility (1) 2016 reported results, excluding corporate segment results. SJI uses the non-GAAP measure of Economic Earnings. EE eliminates all unrealized gains and losses on commodity and on the ineffective portion of interest rate derivative transactions; adjusts for realized gains and losses attributed to hedges on inventory transactions and for the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period. A full explanation and reconciliation of this non- GAAP measure is provided in our Form 10K on file with the SEC. Organizational Structure

Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile Strategic Focus The Path to $150 million of Economic Earnings by 2020  Zero ITC from solar development in 2017 and beyond  Strong growth from utility and FERC regulated investments  No plans for equity raise in 2017  Increased equity to cap to 49.8%  Significant cash flow from energy production assets 2017 Economic EPS Guidance  $1.14 to $1.20 4

5 Improving the Quality of Earnings $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 Q1 2017 Economic Earnings Non-ITC ITC $57.6 $38.3 $9.1 $60.2 $73.7 $60.7 $36.9 $30.3 $97.1 $104.0 $99.0 $102.8 $mm $60.7 $38.3 $93.7 $9.1

6 Equity to Cap = 49.8%  Commitment to a strong balance sheet  SJI & SJG rated BBB+ by S&P  SJG rated A2 by Moody’s 36.0% 38.0% 40.0% 42.0% 44.0% 46.0% 48.0% 50.0% 2014 2015 2016 Equity to Capitalization Strong Financial Position FFO to Debt ≈ 20%  Strong cash flow from energy production assets  $400+ million of deferred tax benefits 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2014 2015 2016 Funds from Operations to Debt

7 Improving Risk Profile Business Lines Expected Contribution to 2017 EE Expected Contribution to 2020 EE Regulated Gas Utility Operations 70 – 74 percent 64 – 68 percent Midstream 3 – 5 percent 8 – 12 percent Non-Utility SJ Energy Group 20 – 24 percent 24 – 28 percent SJ Energy Services 0 – 2 percent 2 – 4 percent

SJI Capital Investment $1.7B of planned Cap Ex 2016-2020¹ Focused on regulated utility and FERC regulated growth $291M $329M $474M $350M $256M 2016A 2017P 2018P 2019P 2020P Regulated Utility FERC regulated Non-Utility 2016A-2020P 73% 20% 7% % Utility and FERC regulated: 93% 8 ¹Capital expenditures shown are inclusive of affiliate investments

Utility Capital Investment

Base Capital
- ✓ Rate case currently pending, with additional filing expected by 2020
- ✓ ≈ $725M planned capital investment 2016-2020
- ✓ Utility headquarters construction 2017-2018
- ✓ Liquefaction facility complete

AIRP (Accelerated Infrastructure Replacement Program)
- ✓ Earn ROI with annual roll-in to base rates
- ✓ Currently in year one of 5-year, $302.5M program

SHARP (Storm Hardening and Reliability Program)
- ✓ Earn ROI with annual roll-in to base rates
- ✓ Planned investments total $115M for 2016-2020, assuming a program extension

BL England
- ✓ Proposed ≈ $115M intrastate pipeline to supply natural gas to the former BL England generating facility
- ✓ Final Pinelands Commission approval received February 24, legal appeals of the decision are pending

2016-2020 Utility Cap-Ex Breakdown


BL England 9%
SHARP 9%
AIRP 24%
Base capital 58%

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Utility Customer Growth 12 Months Ending March 31, 2017 Margin Growth from Customer Additions $2.1M Conversions 4,706 New Construction 2,549 Total Gross Customer Additions 7,255 Net Customer Additions 5,266 Year Over Year Net Growth Rate 1.4% 10

PennEast Pipeline Project • $200M investment with FERC level returns projected • 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ • Fully subscribed; 80% of capacity under 15-year agreements • Potential for expansion to 1.5 BCF with compression Application submitted 9/24/15 FERC draft EIS issued 7/22/16 Final EIS issued 4/7/17 Targeted in- service date 2H 2018 11

Fuel Supply Management Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term NextEra/Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service June 2016 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service June 2016 4 Years Panda - Stonewall Leesburg, VA 750 110,000 2017 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years To Be Announced TBA 990 121,000 TBA 4 Years 12

Current Performance

Economic Earnings – 2017 v 2016 For the three months ended March 31 Q1 2017 Q1 2016 Variance In millions except per share data Gas Utility $46.5 $44.4 $2.1 Midstream $2.0 $0.0 $2.0 SJ Energy Group $9.8 $12.2 ($2.4) SJ Energy Services ($2.4) $0.5 ($2.9) SJI $57.6 $57.0 $0.6 SJI EPS $0.72 $0.80 ($0.08) *SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release. 14

South Jersey Gas In millions¹ Q1 Performance Notes 2016 Net Income $44.4 Customer Growth $1.0 1.4% customer growth Accelerated Infrastructure Investments $3.4 AIRP I and SHARP investments roll-in to base rates Off System Sales $0.2 O&M Expenses² ($1.2) Depreciation³ ($0.6) Additional assets placed in service Other ($0.7) 2017 Net Income $46.5 ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. ² Excludes expenses where there is a corresponding credit in operating revenues (i.e., no impact on our financial results). ³ Depreciation expenses associated with accelerated infrastructure investments are reflected within that line item. 15

16 Q1 2017 Q1 2016 Variance Economic Earnings, In millions except per share data SJ ENERGY GROUP $9.8 $12.2 ($2.4) Retail Commodity $0.6 $0.4 $0.2 Fuel Management $1.4 $0.9 $0.5 Wholesale Mktg / Asset Optimization $7.7 $10.9 ($3.2) SJ Exploration $0.1 $0.0 $0.1 South Jersey Energy Group  Volumes delivered on fuel supply management contracts more than double prior year  Expanded marketing efforts and strong account retention in retail commodity business  Overcame impacts of record warm weather to deliver solid wholesale performance

17 Q1 2017 Q1 2016 Variance Economic Earnings, In millions except per share data SJ ENERGY SERVICES ($2.4) $0.5 ($2.9) CHP $0.3 $0.4 ($0.1) Solar ($2.1) ($1.4) ($0.7) Landfills ($0.7) ($0.3) ($0.4) ITC $0.0 $1.7 ($1.7) Other $0.1 $0.1 $0.0 South Jersey Energy Services  Zero ITC in Q1 earnings  Well hedged SREC portfolio for 2017 & 2018 to help stabilize contribution to earnings  Increased interest expense across portfolio from rising rates and locking in fixed rates

Solar SREC Generation MW DC Number of SRECs 26,193 55,766 111,908 136,379 224,737 226,135 - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 2017 SRECs generated MWs Installed * * Actual annual production reflected from 2012 through 2016. Estimated 2017 production using three months actual and nine months forecasted assuming normal weather conditions. 18

Appendix

SJI GAAP Earnings – 2017 v 2016 For the three months ended March 31 Q1 2017 Q1 2016 Variance In millions except per share data Gas Utility $46.5 $44.4 $2.1 Midstream $2.0 $0.0 $2.0 SJ Energy Group ($8.1) $23.6 ($31.7) SJ Energy Services ($4.3) $0.2 ($4.5) SJI $37.7 $68.2 ($30.5) SJI EPS $0.47 $0.95 ($0.48) 20

21 Q1 2017 Q1 2016 Variance GAAP Earnings, In millions SJ ENERGY GROUP ($8.1) $23.6 ($31.7) Retail Commodity $0.2 $0.1 $0.1 Wholesale Mktg / Asset Optimization $16.6 $22.6 ($6.0) Supplier Pricing Dispute ($26.4) $0.0 ($26.4) Fuel Management $1.4 $0.9 $0.5 SJ Exploration $0.1 $0.0 $0.1 Non-Utility GAAP Earnings – 2017 v 2016 For the three months ended March 31

22 Q1 2017 Q1 2016 Variance GAAP Earnings, In millions SJ ENERGY SERVICES ($4.3) $0.2 ($4.5) CHP ($1.2) $0.1 ($1.3) Solar ($2.4) ($1.4) ($1.0) Landfills ($0.8) ($0.3) ($0.5) ITC $0.0 $1.7 ($1.7) Other $0.1 $0.1 $0.0 Non-Utility GAAP Earnings – 2017 v 2016 For the three months ended March 31